SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies
BASIS OF PRESENTATION

1 Basis of preparation

Smith & Nephew plc (the Company) is a public limited company incorporated in England and Wales. In these accounts, the ‘Group’ means the Company and all its subsidiaries. The principal activities of the Group are to develop, manufacture, market and sell medical devices and services.

The Group has prepared its accounts in accordance with UK-adopted International Accounting Standards. The Group has also prepared its accounts in accordance with IFRS as issued by the International Accounting Standards Board (IASB) effective as at 31 December 2021. IFRS as adopted in the UK differs in certain respects from IFRS as issued by the IASB. However, the differences have no impact for the periods presented.

The preparation of accounts in conformity with IFRS requires management to use estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the accounts and the reported amounts of revenues and expenses during the year. The accounting policies requiring management to use significant estimates and assumptions are: inventories, liability provisions and impairment. These are discussed in Note 1.2 below. Although these estimates are based on management’s best knowledge of current events and actions, actual results ultimately may differ from those estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised prospectively.

The continued uncertainty as to the future impact on the financial performance and cash flows of the Group as a result of the COVID pandemic has been considered as part of the Group’s adoption of the going concern basis in these financial statements, in which context the Directors reviewed cash flow forecasts prepared for the period to 1 July 2023. The going concern period has been extended beyond 12 months to include scheduled and committed debt repayments in Q2 2023. Having carefully reviewed those forecasts, the Directors concluded that it was appropriate to adopt the going concern basis of accounting in preparing these financial statements for the reasons set out below.

The Group had access to $1,285m of cash and cash equivalents at 31 December 2021. The Group’s net debt, excluding lease liabilities, at 31 December 2021 was $1,852m with access to committed facilities of $4.1bn with an average maturity of 4.6 years. At the date of approving these consolidated financial statements, the funding position of the Group has remained unchanged and the cash position is not materially different.

The Group has a €269m term loan and $125m of private placement debt due for repayment in 2022. $1,285m of private placement debt is subject to financial covenants. The principal covenant on the private placement debt is a leverage ratio of <3.5x which is measured on a rolling 12-month basis at half year and year end. Our leverage ratio including lease liabilities was 1.6x adjusted EBITDA for the 12 months to 31 December 2021. There are no financial covenants in any of the Group’s other facilities.

The Directors have considered various scenarios in assessing the impact of COVID on future financial performance and cash flows, with the key judgement applied being the sustainability of the return to a normal volume of elective procedures in key markets, including the impact of a further extended wave of restrictions on elective procedures in 2022 and the subsequent recovery. Throughout these scenarios, which include a severe but plausible outcome, the Group continues to have headroom on its borrowing facilities and financial covenants.

The Directors have a reasonable expectation that the Company and the Group are well placed to manage their business risks, have sufficient funds to continue to meet their liabilities as they fall due and to continue in operational existence for the period to 1 July 2023. The financial statements have therefore been prepared on a going concern basis.

Accordingly, the Directors continue to adopt the going concern basis in preparing these financial statements.

NEW ACCOUNTING STANDARDS

New accounting standards effective 2021

A number of new amendments to standards are effective from 1 January 2021 but they do not have a material effect on the Group’s financial statements. Refer to Note 16 for further details on the impact of IBOR reform.

Accounting standards issued but not yet effective

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2021 and earlier application is permitted; however, the Group has not early adopted them in preparing these consolidated financial statements.

CONSOLIDATION

1.1 Consolidation

The Group accounts include the accounts of Smith & Nephew plc and its subsidiaries for the periods during which they were members of the Group.

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are consolidated in the Group accounts from the date that the Group obtains control and continue to be consolidated until the date that such control ceases. Intra-group balances and transactions, and any unrealised income and expenses arising from intra-group transactions, are eliminated on consolidation. All subsidiaries have year ends which are co-terminous with the Group’s, with the exception of jurisdictions whereby a different year end is required by local legislation.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary and any related components of equity. Any resulting gain or loss is recognised in profit or loss. Any retained interest in the former subsidiary is measured at fair value.

FOREIGN CURRENCIES

The exchange rates used for the translation of currencies into US Dollars that have the most significant impact on the Group results were:

	2021	2020	2019
Average rates
Sterling	1.38	1.28	1.28
Euro	1.18	1.14	1.12
Swiss Franc	1.09	1.07	1.01
Year end rates
Sterling	1.35	1.37	1.32
Euro	1.13	1.23	1.12
Swiss Franc	1.10	1.14	1.04

REVENUE

Revenue is recognised as the performance obligations to deliver products or services are satisfied and is recorded based on the amount of consideration expected to be received in exchange for satisfying the performance obligations. Revenue is recognised primarily when control is transferred to the customer, which is generally when the goods are shipped or delivered in accordance with the contract terms, with some transfer of services taking place over time. Substantially all performance obligations are fulfilled within one year. There is no significant revenue associated with the provision of services. Payment terms to our customers are based on commercially reasonable terms for the respective markets while also considering a customer’s credit rating. Appropriate provisions for returns, trade discounts and rebates are deducted from revenue. Rebates primarily comprise chargebacks and other discounts granted to certain customers. Chargebacks are discounts that occur when a third-party purchases product from a wholesaler at its agreed price plus a mark-up. The wholesaler in turn charges the Group for the difference between the price initially paid by the wholesaler and the agreed price. The provision for chargebacks is based on expected sell-through levels by the Group’s wholesalers to such customers, as well as estimated wholesaler inventory levels.

Orthopaedics and Sports Medicine & ENT (Ear, Nose & Throat)

Orthopaedics and Sports Medicine & ENT consists of the following businesses: Knee Implants, Hip Implants, Other Reconstruction, Trauma & Extremities, Sports Medicine Joint Repair, Arthroscopic Enabling Technologies and ENT. Sales of inventory located at customer premises and available for customers’ immediate use are recognised when notification is received that the product has been implanted or used. Substantially all other revenue is recognised when control is transferred to the customer, which is generally when the goods are shipped or delivered in accordance with the contract terms. Revenue is recognised for the amount of consideration expected to be received in exchange for transferring the products or services.

In general our business in Established Markets is direct to hospitals and ambulatory surgery centers whereas in the Emerging Markets we generally sell through distributors.

Advanced Wound Management

Advanced Wound Management consists of the following businesses: Advanced Wound Care, Advanced Wound Bioactives and Advanced Wound Devices. Substantially all revenue is recognised when control is transferred to the customer, which is generally when the goods are shipped or delivered in accordance with the contract terms. Revenue is recognised for the amount of consideration expected to be received in exchange for transferring the products or services. Appropriate provisions for returns, trade discounts and rebates are deducted from revenue, as explained above.

TAXATION

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or non-deductible. It is calculated using tax rates that have been enacted or substantively enacted as at the balance sheet date.

The Group operates in numerous tax jurisdictions around the world. At any given time, the Group typically is involved in tax audits and other disputes and will have other tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision where considered appropriate. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law and settlement negotiations.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date taking into account the recoverability of the deferred tax assets, future profitability and any restrictions on use. The Group considers available evidence to assess future profitability over a reasonably foreseeable time period, depending on the circumstances and typically a minimum of five years. Any material unrecognised deferred tax assets are disclosed in Note 5.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted as at the balance sheet date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, the Group intends to settle its current tax assets and liabilities on a net basis, offset is permissible according to the relevant jurisdiction’s tax laws and that authority permits the Group to make a single net payment.

EARNINGS PER SHARE

Earnings per share

Basic earnings per share is calculated by dividing the profit attributable to equity holders by the weighted average number of ordinary shares in issue during the year, excluding shares held by the Company in the Employees’ Share Trust or as treasury shares.

Diluted earnings per share

Diluted earnings per share is calculated by adjusting the basic earnings per share for the effect of conversion to ordinary shares associated with dilutive potential ordinary shares, which comprise share options and awards granted to employees.

Adjusted earnings per share

Adjusted earnings per share (or adjusted basic earnings per share) is a trend measure which presents the long-term profitability of the Group excluding the impact of specific transactions that management considers affects the Group’s short-term profitability. The Group presents this measure to assist investors in their understanding of trends. Adjusted attributable profit is the numerator used for this measure. The Group has identified the following items as those to be excluded when arriving at adjusted attributable profit: acquisition and disposal related items including amortisation and impairment of acquisition intangible assets; significant restructuring programmes; significant gains and losses arising from legal disputes and other significant items (including UK tax litigation) and taxation thereon. Adjusted diluted earnings per share is calculated by adjusting the adjusted basic earnings per share for the effect of conversion to ordinary shares associated with dilutive potential ordinary shares, which comprise share options and awards granted to employees.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment

Owned assets

Items of property, plant and equipment are stated at cost less accumulated depreciation and any accumulated impairment losses.

Depreciation is calculated to write off the cost of items of property, plant and equipment less their estimated residual values using the straight‑line method over their estimated useful lives, and is ultimately recognised in profit or loss. Leased assets are depreciated over the shorter of the lease term and their useful lives unless it is reasonably certain that the Group will obtain ownership by the end of the lease term. Freehold land is not depreciated. The estimated useful lives of items of property, plant and equipment is 3–20 years and for buildings is 20–50 years.

Assets in course of construction are not depreciated until they are available for use.

Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.

Finance costs relating to the purchase or construction of property, plant and equipment and intangible assets that take longer than one year to complete are capitalised based on the Group weighted average borrowing costs. All other finance costs are expensed as incurred.

Leased assets

The assessment of whether a contract is or contains a lease takes place at the inception of the contract. The assessment involves whether the Group obtains substantially all the economic benefits from the use of that asset and whether the Group has the right to direct the use of the asset. The Group allocates the consideration in the contract to each lease and non-lease component. The non-lease component, where it is separately identifiable, is not included in the right-of-use asset.

The Group leases many assets including properties, motor vehicles and office equipment. The Group availed itself of the exemptions for short-term leases and leases of low-value items for leases other than those for properties and motor vehicles. The use of these exemptions does not have a material impact. The Group recognises a right-of-use asset and a lease liability at the commencement of the lease. The right-of-use asset is initially measured based on the present value of lease payments that are not paid at the commencement date plus initial direct costs less any incentives received. The lease payments are discounted using an incremental borrowing rate which is country-specific and reflective of the lease term. The right-of-use asset is depreciated over the shorter of the lease term or the useful life of the underlying asset.

Cash flows arising on lease interest payments are included in operating cash flows whereas cash flows arising on the capital repayments of the lease liability are included in financing cash flows.

IMPAIRMENT OF ASSETS

Impairment of assets

The carrying values of property, plant and equipment are reviewed for impairment when events or changes in circumstances indicate the carrying value may be impaired. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of impairment loss. Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the cash-generating unit to which it belongs.

An asset’s recoverable amount is the higher of an asset’s or cash-generating unit’s fair value less costs to sell and its value-in-use. In assessing value-in-use, its estimated future cash flow is discounted to its present value using a pre-tax discount rate that reflects the current market assessment of the time value of money and the risks specific to the asset.

GOODWILL

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product franchise levels of Orthopaedics, Sports Medicine & ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

In carrying out impairment reviews of goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

INTANGIBLE ASSETS

Intangible assets

Intangible assets acquired separately from a business combination (including purchased patents, know-how, trademarks, licences and distribution rights) are initially measured at cost. The cost of intangible assets acquired in a material business combination (referred to as acquisition intangibles) is the fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and any accumulated impairment losses. All intangible assets are amortised on a straight-line basis over their estimated useful economic lives. The estimated useful economic life of software ranges between three and seven years. The estimated useful economic life of technology assets ranges between 6–20 years, product-related assets ranges between 2–20 years, and customer and distribution assets ranges between 2–14 years. Internally-generated intangible assets are expensed in the income statement as incurred. Purchased computer software and certain costs of information technology projects are capitalised as intangible assets. Software that is integral to computer hardware is capitalised as plant and equipment.

IMPAIRMENT OF INTANGIBLE ASSETS

Impairment of intangible assets

The carrying values of intangible assets are reviewed for impairment when events or changes in circumstances indicate the carrying value may be impaired. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of impairment loss. Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the CGU to which it belongs. An asset’s recoverable amount is the higher of an asset’s or CGU’s fair value less costs to sell and its value-in-use. In assessing value-in-use, its estimated future cash flow is discounted to its present value using a pre-tax discount rate that reflects the current market assessments of the time value of money and the risks specific to the asset.

In carrying out impairment reviews of intangible assets, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations should arise, impairment charges may be required which would adversely impact operating results.

INVESTMENTS

Investments, other than those related to associates, are initially recorded at fair value plus any directly attributable transaction costs on the trade date. The Group has investments in unquoted entities and an entity that holds mainly unquoted equity securities, which by their nature have no fixed maturity date or coupon rate. These investments are classed as fair value through profit or loss. The fair value of these investments is based on the underlying fair value of the equity securities: marketable securities are valued by reference to closing prices in the market; non-marketable securities are estimated considering factors including the purchase price; prices of recent significant private placements of securities of the same issuer; and estimates of liquidation value. Changes in fair value based on externally observable valuation events are recognised in profit or loss.

INVESTMENTS IN ASSOCIATES

Investments in associates, being those entities over which the Group has a significant influence and which is neither a subsidiary nor a joint venture, are accounted for using the equity method, with the Group recording its share of the associates’ profit and loss and other comprehensive income. The Group’s share of associates’ profit or loss is included in one separate income statement line and is calculated after deduction of their respective taxes.

INVENTORIES

Finished goods and work-in-progress are valued at factory cost, including appropriate overheads, on a first-in first-out basis. Raw materials and bought-in finished goods are valued at purchase price. All inventories are reduced to net realisable value where lower than cost. Inventory acquired as part of a business acquisition is valued at selling price less costs to sell and a profit allowance for selling efforts.

Orthopaedic instruments are generally not sold but provided to customers and distributors for use in surgery. They are recorded as inventory until they are deployed at which point they are transferred to plant and equipment and depreciated over their useful economic lives of between three and seven years.

A feature of the orthopaedic business is the high level of product inventory required, some of which is located at customer premises and is available for customers’ immediate use (referred to as consignment inventory). Complete sets of product, including large and small sizes, have to be made available in this way. These outer sizes are used less frequently than standard sizes and towards the end of the product life cycle are inevitably in excess of requirements. Adjustments to carrying value are therefore required to be made to orthopaedic inventory to anticipate this situation. These adjustments are calculated in accordance with a formula based on levels of inventory compared with historical or forecast usage. This formula is applied on an individual product line basis and is first applied when a product group has been on the market for two years. This method of calculation is considered appropriate based on experience but it involves management judgements on effectiveness of inventory deployment, length of product lives, phase-out of old products and efficiency of manufacturing planning systems.

TRADE AND OTHER RECEIVABLES

Trade and other receivables are carried at amortised cost, less any allowances for uncollectable amounts. They are included in current assets, except for maturities greater than 12 months after the balance sheet date when they are classified as non-current assets.

The Group manages credit risk through credit limits which require authorisation commensurate with the size of the limit and which are regularly reviewed. Credit limit decisions are made based on available financial information and the business case. Significant receivables are regularly reviewed and monitored at Group level. The Group has no significant concentration of credit risk, with exposure spread over a large number of customers and geographies. Furthermore, the Group’s principal customers are backed by government and public or private medical insurance funding, which historically represent a lower risk of default. The maximum exposure to credit risk at the reporting date is the fair value of each class of receivable. The Group does not hold any collateral as security. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk. The Group performed the calculation of expected credit loss rates separately for customer groups which were segmented based on common risk characteristics such as credit risk grade and type of customer (such as government and non-government).

DERIVATIVE FINANCIAL INSTRUMENTS

Derivative financial instruments

Derivative financial instruments are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value at subsequent balance sheet dates. Changes in the fair value of derivative financial instruments that are designated and effective as cash flow hedges of forecast third party transactions are recognised in other comprehensive income until the associated asset or liability is recognised. Amounts taken to other comprehensive income are transferred to the income statement in the period in which the hedged transaction affects profit and loss. Where the hedged item is the cost of a non-financial asset, the amounts taken to other comprehensive income are transferred to the initial carrying value of the asset.

On adoption of IFRS 9 on 1 January 2018, the Group elected to continue to apply the hedge accounting guidance in IAS 39 Financial Instruments: Recognition and Measurement. Changes in the fair values of hedging instruments that are designated and effective as net investment hedges are matched in other comprehensive income against changes in value of the related net assets. Interest rate derivatives transacted to fix interest rates on floating rate borrowings are accounted for as cash flow hedges and changes in the fair values resulting from changes in market interest rates are recognised in other comprehensive income. Amounts taken to other comprehensive income are transferred to the income statement when the hedged transaction affects profit and loss. Interest rate derivatives transacted to convert fixed rate borrowings into floating rate borrowings are accounted for as fair value hedges and changes in the fair values resulting from changes in market interest rates are recognised in the income statement. Any ineffectiveness on hedging instruments and changes in the fair value of derivative financial instruments that do not qualify for hedge accounting are recognised in the income statement within other finance costs as they arise.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that point in time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is retained there until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in other comprehensive income is transferred to the income statement.

MEASUREMENT OF FAIR VALUES

Measurement of fair values

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial assets and liabilities and non-financial assets acquired in a business combination (see Note 21).

When measuring the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorised into different levels in the fair value hierarchy based on the inputs used in the valuation techniques as follows: Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices); and Level 3: inputs for the asset or liability that are not based on observable data (unobservable inputs).

The Group recognises transfers between the levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

PROVISIONS AND CONTINGENCIES

In the normal course of business the Group is involved in various legal disputes. Provisions are made for loss contingencies when it is deemed probable that an adverse outcome will occur and the amount of the losses can be reasonably estimated. Where the Group is the plaintiff in pursuing claims against third parties, legal and associated expenses are charged to the income statement as incurred. The recognition of provisions for legal disputes is subject to a significant degree of estimation. In making its estimates, management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings or settlement negotiations or as new facts emerge. Insurance recoveries are recognised when the inflow of benefits is virtually certain and are presented within other receivables.

A provision for onerous contracts is recognised when the expected benefits to be derived by the Group from a contract are lower than the unavoidable cost of meeting its obligations under the contract.

A provision for rationalisation is recognised when the Group has approved a detailed and formal restructuring plan and the restructuring either has commenced or has been announced publicly. Future operating losses are not provided for.

RETIREMENT BENEFIT OBLIGATIONS

The Group sponsors defined benefit plans in a number of countries. A defined benefit pension plan defines an amount of pension benefit that an employee will receive on retirement or a minimum guaranteed return on contributions, which is dependent on various factors such as age, years of service and final salary. The Group’s obligation is calculated separately for each plan by discounting the estimated future benefit that employees have earned in return for their service in the current and prior periods. The fair value of any plan assets is deducted to arrive at the net liability.

The calculation of the defined benefit obligation is performed annually by external actuaries using the projected unit credit method. Remeasurements arising from defined benefit plans comprise actuarial gains and losses and the return on the plan assets in excess of the discount rate net of the costs of managing the plan assets. The Group recognises these immediately in other comprehensive income (OCI) and all other expenses, such as service cost, net interest cost, administration costs and taxes, are recognised in the income statement.

A number of key assumptions are made when calculating the fair value of the Group’s defined benefit pension plans. These assumptions impact the balance sheet asset and liabilities, operating profit, finance income/costs and other comprehensive income. The most critical assumptions are the discount rate, the rate of inflation and mortality assumptions to be applied to future pension plan liabilities. The discount rate is based on the yield at the reporting date on bonds that have a credit rating of AA, denominated in the currency in which the benefits are expected to be paid and have a maturity profile approximately the same as the Group’s obligations. In determining these assumptions management takes into account the advice of professional external actuaries and benchmarks its assumptions against external data.

The Group determines the net interest expense/income on the net defined benefit liability/asset for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the net defined benefit liability/asset.

The Group also operates a number of defined contribution plans. A defined contribution plan is a pension plan under which the Group and employees pay fixed contributions to a third-party financial provider. The Group has no further payment obligations once the contributions have been paid. Contributions are recognised as an employee benefit expense when they are due.

EQUITY

Incremental costs directly attributable to the issue of ordinary shares, net of any tax effects, are recognised as a deduction from equity.

When shares recognised as equity are repurchased, the amount of the consideration paid, which includes directly attributable costs, net of any tax effects, is recognised as a deduction from equity. Repurchased shares are classified as treasury shares and are presented in the treasury share reserve. When treasury shares are sold or reissued subsequently, the amount received is recognised as an increase in equity and the resulting surplus or deficit on the transaction is presented within share premium.

CASH FLOW STATEMENT

In the Group cash flow statement, cash and cash equivalents includes cash at bank, other short-term liquid investments with original maturities of three months or less and bank overdrafts. In the Group balance sheet, bank overdrafts are shown within bank overdrafts, borrowings, loans and lease liabilities under current liabilities.

ACQUISITIONS AND DISPOSALS

The Group accounts for business combinations using the acquisition method when control is transferred to the Group. The consideration transferred in the acquisition is measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on a bargain purchase is recognised in profit or loss immediately. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.

Any contingent consideration payable is measured at fair value at the acquisition date. If the contingent consideration is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, subsequent changes in the fair value of the contingent consideration are recognised in profit or loss.

SHARE-BASED PAYMENTS

The Group operates a number of equity-settled executive and employee share plans. For all grants of share options and awards, the fair value at the grant date is calculated using appropriate option pricing models. The grant date fair value is recognised over the vesting period as an expense, with a corresponding increase in retained earnings.